Exhibit 10.1

TWELFTH AMENDMENT TO FOURTH AMENDED AND RESTATED

CREDIT AGREEMENT

This TWELFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 28, 2014, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 4, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, Borrower and the Guarantors have agreed to amend the Credit Agreement as provided herein subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Net Borrowing Base then in effect and (b) the Maximum Facility Amount.  As of the Twelfth Amendment Effective Date, the Aggregate Commitment is $2,100,000,000.

1.2                               Additional Definitions.  The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Twelfth Amendment Effective Date” means July 28, 2014.

ANTERO RESOURCES CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

1.3                               Letter of Credit Sublimit.  The last sentence of Section 2.06(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $650,000,000 and (ii) the Aggregate Credit Exposure shall not exceed the Aggregate Commitment.

1.4                               Mortgage and Title.  The penultimate sentence of Section 6.09 of the Credit Agreement, shall be and it hereby is amended and restated in its entirety as follows:

Within 60 days after the Twelfth Amendment Effective Date (or such longer time as acceptable to the Administrative Agent in its sole discretion, but not to exceed 90 days), the Borrowers agree to execute and deliver, or cause to be executed and delivered, Mortgages, amendments to Mortgages, or amendments and restatements of the Mortgages, in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require to comply with the requirements of Section 6.09 and related title information required to comply with Section 6.10.

1.5                               Schedule 1.01.  Schedule 1.01 to the Credit Agreement shall be and it hereby is amended in its entirety and replaced with Schedule 1.01 attached hereto.

SECTION 2.                                       Reallocation and Increase of Commitments.  The Lenders have agreed among themselves to reallocate their respective Commitments, and to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) provided that at any time prior to the Midstream Operating Credit Termination Date, each Lender’s Applicable Percentage under the Credit Agreement shall, at all times, be equal to such Lender’s “Applicable Percentage” under and as defined in the Midstream Operating Credit Agreement.  Each of the Administrative Agent and Borrower hereby consents to (i) the reallocation of the Commitments and (ii) the increase in each Increasing Lender’s Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation and increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 1.01 of this Amendment.  Each Lender hereby consents to the Commitments set forth on Schedule 1.01 of this Amendment.  The reallocation of the Aggregate Commitment among the Lenders shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation.  The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 11.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.  The increase in each Increasing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit E to the Credit Agreement as if such Increasing Lender had executed a Lender Certificate with respect to such increase.  To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, Borrower shall pay to such

ANTERO RESOURCES CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the increase and reallocation of the Commitments contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  Each Credit Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent shall have executed and delivered this Amendment.

3.2                               No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Fees.  Borrower, the Administrative Agent and J.P. Morgan shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have each received, for its own account and for the account of the Lenders, the fees separately agreed upon in such fee letter.

3.4                               Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

3.5                               Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

ANTERO RESOURCES CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

4.2                               Reaffirmation of Guarantee.  Both before and immediately after giving effect to this Amendment, each Guarantor hereby expressly reaffirms its guarantee of the Guaranteed Liabilities under Article VIII of the Credit Agreement.

4.3                               Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

4.4                               Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.5                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or

ANTERO RESOURCES CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.8                               Loan Document.  This Amendment shall constitute a Loan Document for all purposes and in all respects.

[Remainder of page intentionally blank.

Signature pages follow.]

ANTERO RESOURCES CORPORATION

TWELFTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

	By:	/s/ Alvyn A. Schopp
		Name:	Alvyn A. Schopp
		Title:	Chief Administrative Officer and
Regional Vice President

GUARANTORS:

ANTERO RESOURCES MIDSTREAM LLC

	By:	/s/ Alvyn A. Schopp
		Name:	Alvyn A. Schopp
		Title:	Chief Administrative Officer and Regional Vice President

ANTERO MIDSTREAM LLC
(f/k/a Antero Resources Midstream Operating LLC)

	By:	/s/ Alvyn A. Schopp
		Name:	Alvyn A. Schopp
		Title:	Chief Administrative Officer and Regional Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

	By:	/s/ David Morris
		Name:	David Morris
		Title:	Authorized Officer

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

	By:	/s/ Jonathan Herrick
		Name:	Jonathan Herrick
		Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

	By:	/s/ Sharada Manne
		Name:	Sharada Manne
		Title:	Managing Director

	By:	/s/ Michael Willis
		Name:	Michael Willis
		Title:	Managing Director

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

MUFG UNION BANK, N.A., f/k/a UNION BANK, N.A.
as Co-Documentation Agent and a Lender

	By:	/s/ Laura Sorokolit
		Name:	Laura Sorokolit
		Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CITIBANK, N.A.,
as a Lender

By:	/s/ John Miller
	Name:	John Miller
	Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Victor Ponce de León
	Name:	Victor Ponce de León
	Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
	Name:	Devin S. Eaton
	Title:	Relationship Manager

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Todd S. Anderson
	Name:	Todd S. Anderson
	Title:	Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Terry Donovan
	Name:	Terry Donovan
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Traci Bankston
	Name:	Traci Bankston
	Title:	Assistant Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Assistant Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

FIFTH THIRD BANK,
as a Lender

By:	/s/ Richard Butler
	Name:	Richard Butler
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SCHEDULE 1.01

Applicable Percentages and Commitment

Lender	Applicable Percentage	Commitment
JPMorgan Chase Bank, N.A.	8.00000%	$168,000,000.00
Wells Fargo Bank, N.A.	8.00000%	$168,000,000.00
Credit Agricole Corporate and Investment Bank	6.75000%	$141,750,000.00
MUFG Union Bank, N.A.	6.75000%	$141,750,000.00
Citibank, N.A.	6.75000%	$141,750,000.00
Barclays Bank PLC	6.75000%	$141,750,000.00
Capital One, National Association	6.81000%	$143,010,000.00
Toronto Dominion (New York) LLC	4.42500%	$92,925,000.00
Comerica Bank	4.42500%	$92,925,000.00
BMO Harris Bank N.A.	4.42500%	$92,925,000.00
U.S. Bank National Association	4.42500%	$92,925,000.00
Credit Suisse AG, Cayman Islands Branch	4.42500%	$92,925,000.00
The Bank of Nova Scotia	4.42500%	$92,925,000.00
Branch Banking and Trust Company	3.30000%	$69,300,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.36000%	$70,560,000.00
KeyBank National Association	3.30000%	$69,300,000.00
ABN AMRO Capital USA LLC	3.30000%	$69,300,000.00
PNC Bank, National Association	3.30000%	$69,300,000.00
Sumitomo Mitsui Banking Corporation	3.30000%	$69,300,000.00
Fifth Third Bank	3.30000%	$69,300,000.00
Guaranty Bank and Trust Company	0.48000%	$10,080,000.00
TOTAL	100.000000000%	$2,100,000,000.00

ANTERO RESOURCES CORPORATION
TWELFTH AMENDMENT TO CREDIT AGREEMENT	SCHEDULE 1.01